UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported):        December 28, 2005

                               JUNIPER GROUP, INC.
                   __________________________________________

             (Exact name of registrant as specified in its charter)

       Nevada                      000-19170                     11-2866771
 _____________________           _____________                 ______________
(State or other jurisdiction     (Commission                  (I.R.S. Employer
       of incorporation)         File Number)                Identification No.)

111 Great Neck Road, Suite 604, Great Neck, New York                  11021
          _________________________________                         ___________
      (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (516) 829-4670

                                   Copies to:
                             Gregory Sichenzia, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement  communications pursuant to   Rule   14d-2(b)   under
the  Exchange   Act   (17   CFR    240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Item 1.01         Entry into a Material Definitive Agreement

Securities Purchase Agreement Dated December 28, 2005

To obtain funding for its ongoing operations, Juniper Group, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Agreement") with New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (collectively, the "Investors") on December 28, 2005 for the sale of (i) $1,000,000 in callable secured convertible notes (the "Notes") and (ii) stock purchase warrants (the "Warrants") to buy 1,000,000 shares of the Company's common stock.

On December 28, 2005, the Investors purchased $500,000 in Notes and received Warrants to purchase 500,000 shares of the Company's common stock. In addition, provided that all of the conditions in the Securities Purchase Agreement are satisfied, the Investors are obligated to provide the Company with an additional $500,000 to be funded within five business days of the effectiveness of the registration statement registering shares of the Company's common stock underlying the Notes and the Warrants.

The Notes bear interest at 8%, mature on January 15, 2009, and are convertible into our common stock, at the Investors' option, at a conversion price equal to the lower of (i) $0.05 or (ii) 50% of the average of the three lowest intraday trading prices for our common stock during the 20 trading days before, but not including, the conversion date. As of December 28, 2005, the average of the three lowest intraday trading prices for our common stock during the preceding 20 trading days as reported on the Over-The-Counter Bulletin Board was $0.02 and, therefore, the conversion price for the secured convertible notes was $0.01. Based on this conversion price, the $1,000,000 Notes, excluding interest, were convertible into 100,000,000 shares of our common stock.

We may prepay the Notes in the event that no event of default exists, there are a sufficient number of shares available for conversion of the callable secured convertible notes and the market price is at or below $.15 per share. The full principal amount of the Notes is due upon default under the terms of Notes. In addition, we have granted the Investors a security interest in substantially all of our assets as well as registration rights.

The Warrants are exercisable until five years from the date of issuance at a purchase price of $.13 per share. In addition, the exercise price of the Warrants is adjusted in the event we issue common stock at a price below market.

The Investors have contractually agreed to restrict their ability to convert the Notes and exercise the Warrants and receive shares of our common stock such that the number of shares of the Company common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the Company's then issued and outstanding shares of common stock.

In connection with the foregoing financing the Company entered into a Registration Rights Agreement with the Investors, which requires the Company to file a registration statement covering the resale of the shares of common stock underlying the Notes and Warrants. Pursuant to the Registration Rights Agreement, the Company is required to file the registration statement within 30 days of the date of issuance and use its best efforts to obtain effectiveness of such registration statement as soon as practicable. In the event that the registration statement is not filed within 30 days of the date of issuance or declared effective within 120 days of the date of issuance, the Company is required to pay a penalty of 2% of the outstanding principal of the Notes for each month that the filing or effectiveness of the registration statement is delayed.

Letter of Intent Dated December 30, 2005

On December 30, 2005, Juniper Services, Inc. ("JSI"), an indirect wholly owned subsidiary of the Company, entered into a binding letter of intent with New Wave Communications, Inc. ("New Wave") providing for purchase by JSI of certain assets of New Wave, namely its fixed assets, accounts receivable, and cash in bank accounts. These assets relate to deployment, construction, and maintenance of wireless-communication towers and related equipment. JSI has agreed to pay New Wave $817,000 in cash and securities, which will be payable in installments, with the final payment occurring on the closing of the purchase. The closing is subject to various conditions, which include entry into a definitive asset purchase agreement receipt by JSI of audited financial statements of New Wave and JSI's satisfactory completion of its due diligence investigation of New Wave. A copy of the letter of intent is attached hereto as Exhibit 10.6.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The sale of the Notes described in Item 1.01 was completed on December 28, 2005 with respect to $500,000 of the Notes. As of the date hereof, the Company is obligated on $500,000 in face amount of Notes issued to the Investors. The Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

Item 3.02 Unregistered Sales of Equity Securities

The Notes and Warrants described in Item 1.01 were offered and sold to the Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the Investors is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Item 5.03  Amendment to Articles of  Incorporation  or Bylaws:  Change in Fiscal
           Year

On January 4, 2006, the Company filed with the Secretary of State of Nevada a certificate of designation with respect to its Series B convertible preferred stock. The Company's board of directors had previously authorized designating 135,000 shares of preferred stock as Series B convertible preferred stock. A copy of the certificate of designation is attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits

Exhibit No. Description

3.1 Certificate of designation of Series B convertible preferred stock filed with the Secretary of State of Nevada on January 4, 2006
10.1 Securities  Purchase  Agreement  dated  December  28, 2005 by and among the
     Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC
10.2 Form of Callable Secured Convertible Note dated December  28, 2005
10.3 Form of Stock  Purchase  Warrant dated December 28, 2005
10.4 Registration  Rights  Agreement  dated  December  28, 2005 by and among the
     Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC
10.5 Security Agreement dated December 28, 2005by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC
10.6 Letter of intent dated December 30, 2005 between Juniper Services, Inc. and New Wave Communications, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            Juniper Group, Inc.

Date: January 4, 2005                    By:/s/Vlado P. Hreljanovic
                                         Name: Vlado P. Hreljanovic
                                         Title:   Chief Executive Officer

                                 Exhibit Index

Exhibit No.                     Exhibits

3.1                             Certificate of Designation

10.1                            Securities Purchase Agreement

10.2                            Form of Callable Securied Convertible Note

10.3                            Form of Stock PUrchase Warrant

10.4                            Registration Rights Agreement

10.5                            Security Agreement

10.6                            Letter of Intent